Exhibit 99.1

LTL Division

VITRAN EXPRESS UNITED STATES

2850 Kramer Drive

Gibsonia, PA 15044

Telephone 724-449-9000

Toll Free 800-245-1244

Fax 724-449-0176

VITRAN EXPRESS CANADA

1201 Creditstone Road

Concord, ON L4K 0C2

Telephone 416-798-4965

Toll Free 800-263-0791

Fax 416-798-4753

Supply Chain Operation

VITRAN SUPPLY CHAIN

1201 Creditstone Road

Concord, ON L4K 0C2

Telephone 416-798-4940

Fax 416-798-7276

Truckload Division

FRONTIER TRANSPORT

1560 W. Raymond Street

Indianapolis, IN 46221

Telephone 317-636-1641

Toll Free 800-326-4644

Fax 317-634-0321

Corporate Executive Office

VITRAN CORPORATION INC.

185 The West Mall, Suite 701

Toronto, ON M9C 5L5

Telephone 416-596-7664

Fax 416-596-8039